UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report:  February 5, 2021
(Date of Earliest Event Reported)

NIC Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-26621	52-2077581
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

25501 West Valley Parkway, Suite 300
Olathe, Kansas 66061
(Address of principal executive offices and zip code)

(877) 234-3468
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	EGOV	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On February 9, 2021, NIC Inc., a Delaware corporation (“NIC”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Tyler Technologies, Inc., a Delaware corporation (“Tyler Technologies”), and Topos Acquisition, Inc., a Delaware corporation and a wholly-owned subsidiary of Tyler Technologies (“Merger Sub”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into NIC (the “Merger” and, collectively with the other transactions contemplated by the Merger Agreement, the “Transactions”), with NIC continuing as the surviving corporation and as a wholly-owned subsidiary of Tyler Technologies.

Consideration to NIC Stockholders. At the effective time of the Merger (“Effective Time”), each share of common stock, par value $0.0001 per share, of NIC (the “Common Stock”), issued and outstanding immediately prior to the Effective Time (other than shares of Common Stock (i) owned by Tyler Technologies, Merger Sub or any of their respective subsidiaries, (ii) owned by NIC or any of its subsidiaries, including shares held as treasury stock, (iii) for which appraisal rights have been demanded properly in accordance with Section 262 of the General Corporation Law of the State of Delaware or (iv) that are subject to Assumed RSAs (as defined below)), shall be converted into the right to receive $34.00 per share in cash, without interest (the “Merger Consideration”).

Treatment of NIC Equity Awards and NIC Employee Stock Purchase Plan.

Immediately prior to the Effective Time, each outstanding restricted stock award granted under NIC’s equity compensation plan (each, a “NIC Restricted Stock Award”) that is fully vested and not subject to any restrictions (or that, pursuant to its terms as in effect on the date of the Merger Agreement or the terms of the Merger Agreement, will accelerate in full and no longer be subject to any further vesting as a result of or in connection with the consummation of the Transactions), will be released to the holder of such NIC Restricted Stock Award, to the extent not previously released, and converted into the right to receive, with respect to each share of Common Stock subject to such NIC Restricted Stock Award (as determined in accordance with the applicable award agreement), the Merger Consideration, less all applicable withholding and other authorized deductions.

At the Effective Time, each NIC Restricted Stock Award that is outstanding immediately prior to the Effective Time and that vests solely based on the achievement of performance goals will automatically vest in full and be cancelled and converted into the right to receive, with respect to each share of Common Stock subject to such NIC Restricted Stock Award (as determined in accordance with the applicable award agreement), the Merger Consideration, less all applicable withholding and other authorized deductions.

At the Effective Time, each outstanding NIC Restricted Stock Award that vests solely based on the passage of time (other than NIC Restricted Stock Awards that are converted into the right to receive the Merger Consideration pursuant to the Merger Agreement) (each, an “Assumed RSA”), will be assumed by Tyler Technologies and converted automatically into a Tyler Technologies restricted stock award on the same terms and conditions (including any terms and conditions relating to accelerated vesting upon a termination of employment in connection with or following the Effective Time) as applicable to such Assumed RSA immediately prior to the Effective Time, except that the number of shares of Tyler Technologies common stock subject to such Assumed RSA will equal the product obtained by multiplying the total number of shares of Common Stock subject to the Assumed RSA immediately prior to the Effective Time (as determined in accordance with the applicable award agreement) by the Restricted Stock Conversion Ratio, rounded up to the nearest whole share.  Each Assumed RSA shall otherwise be subject to Tyler Technologies’ equity compensation plan.  For purposes of the Merger Agreement, the “Restricted Stock Conversion Ratio” means the quotient, rounded (with simple rounding) to the fourth decimal place, obtained by dividing (i) the Merger Consideration by (ii) the volume weighted average closing sale price of one share of Tyler Technologies common stock as reported on the New York Stock Exchange for the ten consecutive trading days ending on the trading day immediately preceding the date on which the Closing occurs (as adjusted as appropriate to reflect any stock splits, stock dividends, combinations, reorganizations, reclassifications, or similar events).

Pursuant to the Merger Agreement, NIC will take all actions necessary with respect to NIC’s Amended and Restated Employee Stock Purchase Plan (the “NIC ESPP”), to provide that, among other things, participation in the NIC ESPP after the date of the Merger Agreement will be limited to the NIC employees who participate in the offering period currently in progress as of the date of the Merger Agreement, no new offering periods under the NIC ESPP will commence after the date of the Merger Agreement and, subject to the consummation of the Merger, the NIC ESPP will terminate as of immediately prior to the Effective Time.

Board Approval. The Board of Directors of NIC (the “Board”) has unanimously (i) determined that the terms of the Merger Agreement and the Transactions, including the Merger, are fair to, and in the best interests of, NIC and its stockholders, (ii) approved the execution and delivery by NIC of the Merger Agreement, the performance by NIC of its covenants and agreements contained in the Merger Agreement and the consummation of the Merger and other Transactions upon the terms and subject to the conditions set forth in the Merger Agreement, (iii) recommended that the stockholders of NIC adopt the Merger Agreement, and (iv) directed that the adoption of the Merger Agreement be submitted to a vote of NIC’s stockholders.

Conditions to Closing. The consummation of the Merger (the “Closing”) is subject to certain conditions, including (i) the affirmative vote of the holders of a majority of the outstanding shares of Common Stock to adopt the Merger Agreement (the “Stockholder Approval”), (ii) the expiration or termination of any waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder, and (iii) the absence of any order or law enjoining or otherwise prohibiting the Merger.  Each of Tyler Technologies’ and NIC’s obligation to consummate the Merger is also subject to additional customary conditions, including (x) the accuracy of the representations and warranties of the other party, subject to specified materiality qualifications, and (y) performance and compliance in all material respects by the other party with its obligations, covenants and agreements under the Merger Agreement. Consummation of the Merger is not subject to a financing condition.

Representations, Warranties and Covenants.  The Merger Agreement contains customary representations, warranties and covenants made by each of  NIC, Tyler Technologies and Merger Sub, including, among others, covenants by NIC regarding the conduct of its business during the pendency of the Transactions, public disclosures and other matters.  Tyler Technologies has agreed to customary covenants related to treatment of employees and their compensation and benefits after Closing, including commitments to honor compensatory arrangements in connection with the Transactions.  NIC is required, among other things, not to solicit alternative business combination transactions and, subject to certain exceptions, not to engage in discussions or negotiations regarding an alternative business combination transaction.  NIC is required to convene a meeting of its stockholders to vote on the adoption of the Merger Agreement.

NIC and Tyler Technologies are required to (i) use their respective reasonable best efforts to take all actions to consummate the Transactions, including taking all actions necessary to obtain antitrust approval, subject to certain limitations, and (ii) cooperate in connection with their efforts to obtain antitrust approval.

Termination Rights.  Both Tyler Technologies and NIC may terminate the Merger Agreement under certain specified circumstances, including (a) if the Merger is not consummated by June 30, 2021, subject to one three month extension in order to obtain required regulatory approvals, (b) if the approval of the NIC stockholders is not obtained, or (c) if NIC’s board makes an adverse recommendation change with respect to the proposed transaction or to enter into a superior acquisition proposal. In certain circumstances in connection with the termination of the Merger Agreement, including if the Board changes or withdraws its recommendation of the Merger to its stockholders or terminates the Merger Agreement to enter into an agreement with respect to a “superior proposal,” NIC will be required to pay Tyler Technologies a termination fee equal to $55.0 million in cash.

The Merger Agreement and the above description have been included to provide investors and security holders with information regarding the terms of the agreement.  They are not intended to provide any other factual information about Tyler Technologies, NIC or their respective subsidiaries or affiliates or stockholders. The representations, warranties, and covenants of NIC contained in the Merger Agreement were made solely for the benefit of Tyler Technologies and Merger Sub.  The assertions embodied in those representations and warranties were made solely for purposes of allocating risk among NIC, Tyler Technologies and Merger Sub rather than establishing matters of fact and may be subject to important qualifications and limitations agreed to by NIC, Tyler Technologies, and Merger Sub in connection with the negotiated terms.  Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to NIC’s filings with the U.S. Securities and Exchange Commission (the “SEC”) or may have been used for purposes of allocating risk among NIC, Tyler Technologies, and Merger Sub rather than establishing matters as facts.  Investors should not rely on the representations, warranties, and covenants or any description thereof as characterizations of the actual state of facts of NIC or any of its subsidiaries or affiliates.

If the Merger is consummated, the Common Stock will be delisted from Nasdaq and deregistered under the Securities Exchange Act of 1934.

This summary of the principal terms of the Merger Agreement, a copy of which is filed as Exhibit 2.1, and incorporated herein by reference, (i) does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement and (ii) is intended to provide information regarding the terms of the Merger Agreement and is not intended to modify or supplement any factual disclosures about NIC in its public reports filed with the SEC.  In particular, the Merger Agreement and related summary are not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to NIC.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 5, 2021, the Board approved a one-time cash bonus of $250,000, less all applicable withholding and other authorized deductions, to be awarded to William A. Van Asselt, NIC’s General Counsel and Secretary, in recognition of his contributions to NIC during the period of time that NIC has been engaged in the consideration of the Merger Agreement.

Item 7.01	Regulation FD Disclosure.

The information furnished under Item 7.01 of this Current Report shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On February 10, 2021, NIC issued a joint press release with Tyler Technologies announcing the transactions contemplated by the Merger Agreement.  A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

A copy of the Letter to NIC Employees, NIC Employee FAQs and NIC Employees Talking Points are furnished herewith as Exhibits 99.2, 99.3 and 99.4, respectively.

A copy of the Letter to Government Agencies/Customers, Government Agencies/Customers FAQs and Government Agencies/Customers Talking Points are furnished herewith as Exhibits 99.5, 99.6 and 99.7, respectively.

A copy of the Letter to NIC Suppliers and Supplier FAQs are furnished herewith as Exhibits 99.8 and 99.9, respectively.

A copy of the Investor Talking Points and Elected Officials Talking Points are furnished herewith as Exhibits 99.10 and 99.11, respectively.

A copy of the Social Media Template is furnished herewith as Exhibit 99.12.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the U.S. federal securities laws.  Such statements include statements concerning anticipated future events and expectations that are not historical facts.  All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible” or “potential,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions or the negative thereof.  Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, including, without limitation: (1) risks related to the consummation of the transaction, including the risks that (a) the transaction may not be consummated within the anticipated time period, or at all, (b) the parties may fail to obtain the Stockholder Approval of the Merger Agreement, (c) the parties may fail to secure the termination or expiration of any waiting period applicable under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and (d) other conditions to the consummation of the transaction under the Merger Agreement may not be satisfied; (2) the effects that any termination of the Merger Agreement may have on Tyler Technologies or NIC or their respective businesses, including the risks that Tyler Technologies’ or NIC’s stock price may decline significantly if the transaction is not completed; (3) the effects that the announcement or pendency of the merger may have on Tyler Technologies or NIC and their respective business, including the risks that as a result (a) NIC’s business, operating results or stock price may suffer, (b) NIC’s current plans and operations may be disrupted, (c) NIC’s ability to retain or recruit key employees may be adversely affected, (d) NIC’s business relationships (including, customers and suppliers) may be adversely affected, or (e) NIC’s management’s or employees’ attention may be diverted from other important matters; (4) the effect of limitations that the Merger Agreement places on NIC’s ability to operate its business, return capital to stockholders or engage in alternative transactions; (5) the nature, cost and outcome of pending and future litigation and other legal proceedings, including any such proceedings related to the Merger and instituted against NIC and others; (6) the risk that the transaction and related transactions may involve unexpected costs, liabilities or delays; (7) other economic, business, competitive, legal, regulatory, and/or tax factors; and (8) other factors described under the heading “Risk Factors” in Part I, Item 1A of NIC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, as updated or supplemented by subsequent reports that NIC has filed or files with the SEC.  Potential investors, stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. Neither Tyler Technologies nor NIC assumes any obligation to publicly update any forward-looking statement after it is made, whether as a result of new information, future events or otherwise, except as required by law.

Additional Information and Where to Find It

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.  This Current Report on Form 8-K may be deemed to be solicitation material in respect of the proposed merger between a subsidiary of Tyler Technologies and NIC.  In connection with the proposed transaction, NIC plans to file a proxy statement with the SEC.  STOCKHOLDERS OF NIC ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT NIC WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION.  Stockholders and investors will be able to obtain free copies of the proxy statement and other relevant materials (when they become available) and other documents filed by NIC at the SEC’s website at www.sec.gov.  Copies of the proxy statement (when they become available) and the filings that will be incorporated by reference therein may also be obtained, without charge, on NIC’s Investor Relations website at https://ir.egov.com/

Participants in Solicitation

NIC and Tyler Technologies and their respective directors, executive officers and certain employees, may be deemed, under SEC rules, to be participants in the solicitation of proxies in respect of the proposed merger.  Information regarding NIC’s directors and executive officers is available in its proxy statement filed with the SEC on March 12, 2020.  Information regarding Tyler Technologies’ directors and executive officers is available in its proxy statement filed with the SEC on April 1, 2020.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC (when they become available).  Investors should read the proxy statement and other relevant materials carefully when they become available before making any voting or investment decisions. These documents can be obtained free of charge from the sources indicated above.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated as of February 9, 2021, by and among NIC Inc., Tyler Technologies, Inc. and Topos Acquisition, Inc.
99.1	Joint Press Release, dated February 10, 2021
99.2	Letter to NIC Employees
99.3	NIC Employee FAQs
99.4	NIC Employees Talking Points
99.5	Letter to Government Agencies/Customers
99.6	Government Agencies/Customers FAQs
99.7	Government Agencies/Customers Talking Points
99.8	Letter to NIC Suppliers
99.9	Supplier FAQs
99.10	Investor Talking Points
99.11	Elected Officials Talking Points
99.12	Social Media Template
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

*
Schedules and similar attachments to the Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S K.  NIC hereby undertakes to furnish supplementally copies of any of the omitted schedules and similar attachments upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIC INC.

Date: February 10, 2021	By	/s/ Stephen M. Kovzan
Stephen M. Kovzan
Chief Financial Officer